Offerings - Offering: 1	Jun. 15, 2026 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(r)	true
Security Type	Debt
Security Class Title	4.250% Senior Notes due 2033
Amount Registered	751,595,000
Proposed Maximum Offering Price per Unit | shares	0.99739
Maximum Aggregate Offering Price	$ 749,633,337.05
Fee Rate	0.01381%
Amount of Registration Fee	$ 103,524.36
Offering Note

1
The U.S. dollar equivalent of the amount registered has been calculated using the Euro/U.S. dollar exchange rate of €1/U.S. $1.1563 as reported by Bloomberg L.P. as of 9:00 a.m., London time, on June 12, 2026.